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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 2, 2005


                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                         1-14380                          73-1173881
(State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification No.)
         incorporation)


                   1293 ELDRIDGE PARKWAY, HOUSTON, TEXAS 77077
               (Address of principal executive office) (Zip Code)


                                 (832) 486-4000
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

         CITGO Petroleum Corporation ("CITGO") has received an informal inquiry from the Securities and Exchange Commission ("SEC") seeking information from CITGO regarding a previously reported, but ongoing, inquiry being conducted by a special commission of the Venezuelan National Assembly (the "VNA Commission"), previously reported allegations made by a CITGO employee in a letter sent to both CITGO's auditors as well as the SEC, and CITGO's October 2004 tender offer for its 11-3/8% senior notes. CITGO is cooperating and has provided the requested information to the SEC.

          Representatives of the VNA Commission visited CITGO's Houston, Texas offices in March 2005 for the purpose of interviewing several CITGO employees as part of an inquiry that the VNA Commission had been charged with conducting. CITGO has not received any direct statements from the VNA Commission describing the scope of their inquiry. CITGO understands from the interviewed employees that the questions were directed at the rationale for, and analysis underlying, note financings that CITGO completed in 2003 and 2004, the relocation of its corporate headquarters to Houston, Texas, and several minor transactions. The questions did not identify any unlawful or unrecorded activities, and CITGO is not aware of any such activities. In the last several weeks, current and former officers, directors and employees of CITGO, have appeared or are scheduled to appear before the VNA Commission in hearings about the foregoing matters and other business decisions of CITGO. CITGO continues to cooperate with the VNA Commission.

         Shortly following the VNA Commission's visit, a CITGO employee sent a memorandum to both CITGO's auditors and the SEC referencing the VNA Commission and other matters. CITGO was not aware of any improper activities, but engaged counsel to investigate the employee's allegations. The report of the independent counsel has been delivered to CITGO's Audit Committee. The independent counsel investigation did not find any evidence of any acts or omissions that could have resulted in material misstatements in any of CITGO's previously issued financial statements, nor did they find evidence that would bring into question the veracity of representations made by management to CITGO's independent auditors in connection with prior audits of CITGO's financial statements, or in the answers to questionnaires previously submitted by CITGO's managers to its Controller and General Auditor in connection with any prior issuance of financial statements. They did not find any evidence of any other acts or omissions by CITGO in violation of federal securities laws; however, they took note of, but did not address matters that were the subject of, pending internal reviews. These reviews involve payments beginning in 1999, a portion of which were made for the benefit of the Venezuelan Government which owns PDVSA, CITGO's ultimate parent entity. The aggregate amount of such payments is not believed to be significant. CITGO is reviewing those payments as well as their compliance with applicable law.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CITGO PETROLEUM CORPORATION

Date:  June 16, 2005                              /s/  Larry Krieg
                                                  ------------------------------
                                                       Larry Krieg
                                                  Vice President Finance